UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 19, 2013
MILLER ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

001-34732	26-1028629
(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302
Knoxville, TN 37932
(Address of Principal Executive Offices)
(865) 223-6575
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On September 19, 2013, we issued a press release announcing the United States Court of Appeals for the Sixth Circuit's affirmation of the district court's dismissal of the derivative suit filed against the Company and certain of its current and former officers and directors. The suite is styled Patrick P. Lukas, derivatively on behalf Miller Energy Resources, Inc. v. Merrill A. McPeak, Scott M. Boruff, Deloy Miller, Jonathan S. Gross, Herman Gettelfinger, David Hall, Charles M. Stivers, Don A. Turkleson, and David J. Voyticky, and Miller Energy Resources, Inc., nominal defendant ( the “Case”). Attached as Exhibit 99.1 is our press release relating to the dividend referred to in Item 8.01 below.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

On August 25, 2011 and August 31, 2011, two shareholder derivative lawsuits were filed against the Company and certain of its current and former officers and directors. These lawsuits were later consolidated into the Case. The lawsuit alleged, among other things, the dissemination of misleading information, mismanagement and waste of corporate assets. On September 21, 2012, the trial court granted our motion to dismiss, and the plaintiffs filed an appeal on October 16, 212. On September 19, 2013, the United States Court of Appeals for the Sixth Circuit affirmed the district court's dismissal of the Case.

Miller has also previously entered into a stipulation with the plaintiffs in a separate derivative action, filed on August 23, 2011 in the Knox County Chancery Court in Tennessee, which arises from the same facts as the case reviewed by the Sixth Circuit. Under the terms of that stipulation, the plaintiffs in the State derivative action have agreed to dismiss their case if the Sixth Circuit affirmed the dismissal of the federal derivative case.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 19, 2013, announcing the United States Court of Appeals for the Sixth Circuit's affirmation of the district court's dismissal of the Case

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2013	Miller Energy Resources, Inc.
By: /s/ Kurt C. Yost
Kurt C. Yost
Senior Vice President and General Counsel